UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 3, 2016

HIGHPOWER INTERNATIONAL, INC.

_____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34098	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-89686238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On August 3, 2016, Henry Sun advised Highpower International, Inc. (the “Company”) of his decision to resign as Chief Financial Officer (principal financial and accounting officer) and Corporate Secretary of the Company effective upon the appointment of a successor. Mr. Sun has indicated he will remain at the Company to assist with transitional matters.

(c) On August 7, 2016, the Company appointed Sunny Pan as its Interim Chief Financial Officer and Corporate Secretary.

Sunny Pan, age 39, has over 20 years’ experience in Finance & IT management positions in several multi-national companies. Since January 2015, Mr. Pan has been Finance Controller of the Company and, since January 2016, General Manger of Huizhou Highpower Technology Co. Ltd, the Company’s subsidiary. Previously, Mr. Pan held positions with subsidiaries of Philips in China. From December 2013 to December 2014, Mr. Pan was Finance Controller and a director at Philips Luminaire Manufacturing (Shenzhen) Co., Ltd. and Finance Controller, managing director and legal representative at Philips Luminaire Manufacturing (Ningbo) Co., Ltd. and, from January 2011 to December 201,3 he was Finance Controller at Philips Domestic Appliance & Personal Care Co., Ltd. , Zhuhai . He has ACCA (UK) and CICPA (China) qualifications, and has extensive experience in OX IFRS / China GAAP / US GAAP and holds a Bachelor and MBA from New York Institution of Technology.

There is no family relationship between Mr. Pan and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Mr. Sunny Pan is of no relation to George Pan, the Company’s Chairman and Chief Executive Officer. There is no arrangement or understanding between Mr. Pan and any other person pursuant to which Mr. Pan was elected as Interim Chief Financial Officer and Corporate Secretary of the Company. There are no transactions in which Mr. Pan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On August 9, 2016, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being "furnished" and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated August 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2016	Highpower International, Inc.

/s/ George Pan
By: George Pan
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 9, 2016.